                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): (May 6, 2005)

                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)

            DELAWARE                      1-7573                73-0618660
  (State or other jurisdiction         (Commission           (I.R.S. Employer
        of incorporation)              File Number)         Identification No.)

                         1401 Enclave Parkway, Suite 600
                              Houston, Texas 77077
          (Address of principal executive offices, including zip code)


                                 (281) 406-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 6, 2005, the Registrant announced that certain subsidiaries of the Registrant had entered into definitive agreements for the sale of seven drilling rigs and related assets located in Columbia and Peru for a combined purchase price of $34 million, and that one of the agreements closed simultaneously with the execution of the definitive agreement, resulting in the receipt of approximately $4,000,000.

         The definitive agreements entered into by the various subsidiaries of the Registrant are as follows:

         (a) Irrevocable Commercial Offer for the Purchase and Sale of Assets from Parker Drilling Company International Limited ("PDCIL"), to Saxon Services de Panama, S.A. ("Saxon Panama"), dated May 6, 2005, for the sale of Rigs 117, 222, and 261, including related inventory and spare parts and other miscellaneous equipment, and an assignment or sub-lease of certain drilling contracts and certain leased real and personal property and employment agreements for a total purchase price of US$15,000,000 (the "Colombia Rig Offer") and the Purchase Order dated May 6, 2005, pursuant to which Saxon Services de Panama, S.A. has accepted the Colombia Rig Offer (the "Colombia Rig Order"). A copy of the Colombia Rig Offer and the Colombia Rig Order are each filed with this Form 8-K under Exhibit 10.1 and incorporated by reference into this Item 1.01.

         (b) Agreement for Purchase and Sale of Assets (Peru-Rig 250) by and between Parker Drilling Company of Oklahoma Incorporated, Sucursal del Peru ("PDOK Peru") and Saxon Services del Peru S.A. ("Saxon Peru") dated May 6, 2005, for the sale of Rig 250, including related inventory and spare parts and one vehicle, and an assignment or sub-lease of certain leased real and personal property and employment agreements for a total purchase price of US$4,000,000 (the "Peru 250 Agreement"). A copy of the Peru 250 Agreement is filed with this Form 8-K as Exhibit 10.2 and incorporated by reference into this Item 1.01.

         (c) Agreement for Purchase and Sale of Assets (Rigs 131 and 145) between Parker Drilling Company of Oklahoma Incorporated, Home Office ("PDOK Home") and Saxon Panama dated May 6, 2005, for the sale of Rigs 131 and 145, including related inventory and spare parts, for a total purchase price of US$7,000,000 (the "131 & 145 Agreement"). A copy of the 131 & 145 Agreement is filed with this Form 8-K as Exhibit 10.3 and incorporated by reference into this
Item 1.01.

         (d) Agreement for Purchase and Sale of Assets (Peru- Rig 228) between Universal Rig Service Corp. and PDCIL, as vendors, and Saxon Peru dated May 6, 2005, for the sale of Rig 228, including related inventory and spare parts and other miscellaneous equipment and an assignment or sub-lease of certain leased real and personal property and master service and employment agreements for a total purchase price of US$8,000,000 (the "228 Agreement"). A copy of the 228 Agreement is filed with this Form 8-K as Exhibit 10.4 and incorporated by reference into this Item 1.01.

                                     2

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         On May 6, 2005, the Registrant entered into four guarantee agreements
(individually a "Guarantee" and collectively the "Guarantees") guaranteeing the obligations of the various subsidiaries to the agreements referenced in (a) through (d) above. Each Guarantee is in substantially the same form as the Guarantee of the obligations of PDOK Peru in connection with the Peru 250 Agreement, which Guarantee is filed with this Form 8-K as Exhibit 10.5 and incorporated by referenced into this Item 1.01. The only differences between the attached Guarantee and the other three Guarantees are the description of the subsidiary and the obligations of said subsidiary under the respective agreements described in (a) through (d) above that are being guaranteed by the Registrant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed herewith:

         EXHIBIT NUMBER             TITLE OF DOCUMENT
         --------------             -----------------

              10.1                  Irrevocable Commercial Offer for the
                                    Purchase and Sale of Assets from Parker
                                    Drilling Company International Limited
                                    ("PDCIL"), to Saxon Services de Panama, S.A.
                                    ("Saxon Panama"), dated May 6, 2005, and
                                    Purchase Order from Saxon Panama dated May
                                    6, 2005

              10.2                  Agreement for Purchase and Sale of Assets
                                    (Peru-Rig 250) by and between Parker
                                    Drilling Company of Oklahoma Incorporated,
                                    Sucursal del Peru ("PDOK Peru") and Saxon
                                    Services del Peru S.A. ("Saxon Peru") dated
                                    May 6, 2005

              10.3                  Agreement for Purchase and Sale of Assets
                                    (Rigs 131 and 145) between Parker Drilling
                                    Company of Oklahoma Incorporated, Home
                                    Office ("PDOK Home") and Saxon Panama dated
                                    May 6, 2005

              10.4                  Agreement for Purchase and Sale of Assets
                                    (Peru- Rig 228) between Universal Rig
                                    Service Corp. and PDCIL, as vendors, and Saxon Peru dated May 6, 2005

              10.5                  Guarantee of Parker Drilling Company (Peru
                                    250 Agreement)



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PARKER DRILLING COMPANY


Dated:  May 12, 2005                 By: /s/ Ronald C. Potter
                                         ---------------------------------------
                                         Ronald C. Potter
                                         Vice President



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



                                  EXHIBIT INDEX

EXHIBIT NUMBER                      TITLE OF DOCUMENT
--------------                      -----------------
    10.1                   Irrevocable Commercial Offer for the Purchase and
                           Sale of Assets from Parker Drilling Company
                           International Limited ("PDCIL"), to Saxon Services de
                           Panama, S.A. ("Saxon Panama"), dated May 6, 2005, and
                           Purchase Order from Saxon Panama dated May 6, 2005

    10.2                   Agreement for Purchase and Sale of Assets (Peru-Rig
                           250) by and between Parker Drilling Company of Oklahoma Incorporated, Sucursal del Peru ("PDOK
                           Peru") and Saxon Services del Peru S.A. ("Saxon
                           Peru") dated May 6, 2005

    10.3 Agreement for Purchase and Sale of Assets (Rigs 131 and 145) between Parker Drilling Company of Oklahoma
                           Incorporated, Home Office ("PDOK Home") and Saxon
                           Panama dated May 6, 2005

    10.4                   Agreement for Purchase and Sale of Assets (Peru- Rig
                           228) between Universal Rig Service Corp. and PDCIL, as vendors, and Saxon Peru dated May 6, 2005

    10.5                   Guarantee of Parker Drilling Company (Peru 250
                           Agreement)



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